Exhibit 10.1.2

Execution version

Confidential treatment omitted and filed separately with the Securities and Exchange

Commission.  Asterisks denote omissions.

FIRST AMENDMENT TO THE

AMENDED AND RESTATED

PRIVATE STUDENT LOAN SERVICING AGREEMENT

BETWEEN

PENNSYLVANIA HIGHER EDUCATION ASSISTANCE AGENCY

AND

THE FIRST MARBLEHEAD CORPORATION

THIS FIRST AMENDMENT is made as of this 4th day of March, 2008, by and between Pennsylvania Higher Education Assistance Agency, a public corporation and governmental instrumentality organized under the laws of the Commonwealth of Pennsylvania, having an address at 1200 North Seventh Street, Harrisburg, Pennsylvania, 17102 (“Servicer”), and The First Marblehead Corporation, having an address at 800 Boylston Street, 34th Floor, Boston, Massachusetts 02199 (“FMC”). Capitalized terms used herein without definition have the meanings assigned to them in the Servicing Agreement (as defined below).

RECITALS

WHEREAS, the parties previously entered into an Amended and Restated Private Student Loan Servicing Agreement dated as of September 28, 2006 (the “Servicing Agreement”), which sets forth the terms for the servicing of student loans owned by SPEs and serviced by the Servicer; and

WHEREAS, in order to facilitate its funding of student loans, Union Federal Savings Bank, a federal savings bank organized under the laws of United States of America and having a place of business at 1565 Mineral Springs Avenue, North Providence, Rhode Island 02904 (“UFSB”) and certain other Program Lenders (collectively, the “Originating Lenders”) may arrange to sell pools of Committed Student Loans from time to time to SPV (as defined herein).

WHEREAS, pursuant to the Loan Agreement (as defined herein), the SPV will grant to the Collateral Agent (as defined herein), for the benefit of the Administrative Agent (as defined herein) as agent for the Lender (as defined herein), a security interest in, among other things, the Pledged Student Loans (as defined herein) and the related Student Loan files for the purpose of securing the due and punctual payment of all amounts due from the SPV to the Lender and the Administrative Agent under the terms of the Loan Agreement.

WHEREAS, the Collateral Agent desires that the Servicer hold such Student Loan files and any other documents related thereto as the custodian for, and bailee of, the Collateral Agent, for the benefit of the Administrative Agent, as agent for the Lender;

WHEREAS, Servicer and FMC now wish to amend certain provisions contained in the Agreement; and

WHEREAS, Servicer and FMC otherwise wish to retain all terms and provisions in the

Agreement and to continue to exercise their rights and fulfill their duties thereunder.

NOW THEREFORE, in consideration of the mutual covenants contained herein and other valuable consideration, and intending to be legally bound, the parties agree as follows:

1.                                       Definitions.  The following new definitions are hereby added to the Servicing Agreement to read as follows:

“1.52       “Administrative Agent” means Goldman Sachs Mortgage Company in its capacity as administrative agent under the Loan Agreement.

1.53         “Administrator” means First Marblehead Data Services, Inc. in its capacity as administrator of the SPV pursuant to that certain administration agreement dated as of March 4, 2008 by and among the SPV, the Collateral Agent and the Administrator.

1.54         “Collateral Agent” means  U.S. Bank National Association in its capacity as collateral agent under the Loan Agreement.

1.55         “Interim Sale” means a transaction in which the Originating Lenders will indirectly sell Pledged Student Loans the SPV periodically, but not more than eight times per calendar month.

1.56         “Lender” means Goldman Sachs Mortgage Company in its capacity as lender under the Loan Agreement.

1.57         “Loan Agreement” means that certain master loan agreement, dated as of March 4, 2008, among the SPV, as borrower, Goldman Sachs Mortgage Company, as Administrative Agent and Lender, and U.S. Bank National Association, as Collateral Agent.

1.58         “Pledged Student Loan” means a student loan originated by an Originating Lender which has been indirectly sold to the SPV and which is pledged to the Collateral Agent under a security agreement among the SPV, the Collateral Agent and the Administrative Agent; provided, however, that any student loans released pursuant to the Loan Agreement from the lien created pursuant to such security agreement shall not be deemed to be a Pledged Student Loan.

1.59         “SPV” means FMC Private Loan SPV Trust, a Delaware trust having an address at 800 Boylston Street, Boston, MA 02199, c/o First  Marblehead Data Services, Inc.”

2.                                       Appointment of the Custodian.  The following is added as a second paragraph of Section 4.04 of the Servicing Agreement:

“Subject to the terms and conditions hereof and of the Loan Agreement, the Servicer is hereby appointed, and the Servicer hereby accepts such appointment and agrees to act as custodian, bailee and collateral agent on behalf of the SPV and the Collateral Agent for the benefit of the Administrative Agent, as agent for the Lender, to maintain exclusive custody of the Original Credit Agreements pertaining to the Pledged Student Loans from time to time pledged under the Loan Agreement in order to perfect the ownership interest of the Borrower (as defined in the Loan Agreement) and the security interest of the Collateral Agent for the benefit of the Administrative Agent, as agent for the Lender, in the Pledged Student Loans and other items in the Student Loan files evidencing the Pledged Student Loans and any and all proceeds of the foregoing.  In performing its duties hereunder, the Servicer agrees to act with reasonable skill and attention, using that standard of skill and attention that the Servicer would exercise with respect to the files relating to all comparable loans or other receivables that it services or holds for itself or others under applicable industry custom.”

3.                                       Interim Sales To SPV.  A new Section 4.03(e) is hereby added to the Servicing Agreement as follows:

“Pursuant to the terms of this Agreement, as amended, one or more Originating Lenders may periodically make Interim Sales to SPV.  No examination of any loan documents by Servicer shall be required in connection with an Interim Sale.  Any Pledged Student Loan sold to SPV shall continue to be Serviced pursuant to the terms of this Agreement.”

4.                                       Collections. Section 4.13 of the Servicing Agreement is hereby amended by adding the following as the last sentence thereof:

“Notwithstanding the foregoing, for purposes of this Section 4.13, SPV shall be regarded as the Owner of a Pledged Student Loan following an Interim Sale of such Pledged Student Loan, until the Pledged Student Loan is sold in a Securitization Transaction.  FMC and/or Administrator may elect to have amounts on deposit transferred into any account established for FMC or SPV by Servicer, subject to the operational capabilities of Servicer.”

5.                                       Reporting. Section 4.16 is hereby amended by adding the following as the last sentence thereof:

“For purposes of this section, with respect to each Pledged Student Loan involved in an Interim Sale, the term ‘Owner’ means the SPV following an Interim Sale of a Pledged Student Loan, until the Pledged Student Loan is sold in a Securitization Transaction. In addition, Servicer shall provide Administrator with additional reporting as reasonably requested from time to time.  FMC and Administrator agree that Servicer may invoice such additional reporting as Ad Hoc Projects/Reporting charges pursuant to Section VI(4.) of the Fee Schedule.”

6.                                       Redesignation. Sections 13.02 and 13.03 of the Servicing Agreement are hereby redesignated as Sections 13.03 and 13.04 thereof respectively, but shall otherwise remain in full force and effect without amendment.

7.                                       SPV Provisions. A new Section 13.02 is hereby added to the Servicing Agreement to read as follows:

“13.02. Assignment to SPV. The parties contemplate that, prior to a sale of Pledged Student Loans in a Securitization Transaction pursuant to this Agreement, one or more Originating Lenders and SPV may periodically engage in an  Interim Sale. After each Interim Sale and except as otherwise set forth in this Agreement,  SPV shall be considered the Owner for purposes of this Agreement with respect to each Pledged Student Loan sold in each Interim Sale until a Securitization Transaction including such loans is completed.  The Originating Lenders involved will assign any claims they have under this Agreement with respect to prior Servicing of said Pledged Student Loans to SPV in connection with an Interim Sale, and Servicer agrees to any such assignment of rights under this Agreement.  SPV shall also assume all the rights and responsibilities of FMC with respect to the loans purchased by SPV.  In addition, with respect to each Interim Sale:

(a)           The date for such Interim Sale shall be established by mutual agreement of the parties (with Administrator acting on behalf of the SPV);

(b)           Pledged Student Loans to be sold in each Interim Sale shall be identified using a process and parameters established jointly by the parties (with Administrator acting on behalf of the SPV); and

(c)           Servicer shall reflect in its servicing system that the Pledged Student Loans sold in the Interim Sale are owned by SPV. Servicer may, at its discretion, reflect such ownership of SPV through inclusion of a suffix or modified lender code in Servicer’s system.”

8.                                       Fees.  The following is hereby added to the end of Section 8.01 of the Agreement:

“All fees owed under this Agreement by SPV shall be paid by FMC or the Administrator on behalf of the SPV. Notwithstanding the foregoing, Servicer shall provide a separate line item in invoices for fees attributable to SPV. It is also understood that, for purposes of Conversion Fees, Section III of the Fee Schedule, an Interim Sale shall be considered an “Interim Account—On System; Waived Exam,” for which no conversion fee is owed.”

9.                                       Notices.  Section 15.01 of the Agreement is hereby amended to replace the term “If to FMC:” with the term “If to FMC or SPV:”

10.                                 Owner Pays All Fees.  A new sentence is added to the end of the first paragraph of the Fee Schedule as follows:

“All fees to be paid pursuant to this Agreement by SPV shall be paid by FMC or the Administrator on behalf of the SPV. Notwithstanding the foregoing, Servicer shall provide a separate line item in invoices for fees attributable to  SPV.”

11.                                 Interim Account — On System.  Section III(2) of the Fee Schedule is deleted in its entirety and replaced as follows:

“2.  Interim Account — On System

All Interim Sales to SPV shall be included in this category.

a.	Full Note Exam:	$[**] per loan
b.	Waived Exam:	[**]”

12.           SPV Fee.  New items 11, 12, 13, 14, 15 and 16 are hereby added to Miscellaneous Fees, Section VI of the Fee Schedule, as follows:

“11. Interim Sale:	$[**] per Lender Code, per Interim Sale (Includes one Loan Sale Report)
12. Reversal of Interim Sale:	$[**] per Interim Sale Reversal
13. Preliminary Loan Sale Reports:	$[**] per Preliminary Loan Sale Report after delivery of the first Loan Sale Report
14. Computer Programmer	$[**] per hour (when FMC provides the trigger file)
15. Financing Legal Services	$[**] per hour
16. Borrower Sale Notification	$[**] per letter, unless FMC directs Servicer not to send letter”

13.                                 Full Force and Effect. As amended herein, the Servicing Agreement remains in full force and effect.

14.                                 Counterparts. This First Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the month, day and the year first-above written.

PENNSYLVANIA HIGHER EDUCATION ASSISTANCE AGENCY	THE FIRST MARBLEHEAD CORPORATION

/s/ James L. Preston	/s/ Anne P. Bowen
James L. Preston	Anne P. Bowen
Interim President and CEO	Executive Vice President
March 4, 2008	March 4, 2008

Approved as to form and legality:

/s/ Jason L. Swartley
PHEAA Legal Counsel

/s/ Robert A. Mulle
Deputy Attorney General

ACKNOWLEDGED AND AGREED:

FMC PRIVATE LOAN SPV TRUST

By:	Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee

By:
Name:
Title:

March 4, 2008

SECOND AMENDMENT TO THE

AMENDED AND RESTATED

PRIVATE STUDENT LOAN SERVICING AGREEMENT

BETWEEN

PENNSYLVANIA HIGHER EDUCATION ASSISTANCE AGENCY

AND

THE FIRST MARBLEHEAD CORPORATION

THIS SECOND AMENDMENT is made as of this 12th day of February, 2009, by and between Pennsylvania Higher Education Assistance Agency, a public corporation and governmental instrumentality organized under the laws of the Commonwealth of Pennsylvania, having an address at 1200 North Seventh Street, Harrisburg, Pennsylvania, 17102 (“Servicer”), and The First Marblehead Corporation, having an address at 800 Boylston Street, 34th Floor, Boston, Massachusetts 02199 (“FMC”). Capitalized terms used herein without definition have the meanings assigned to them in the Servicing Agreement (as defined below).

RECITALS

WHEREAS, the parties previously entered into an Amended and Restated Private Student Loan Servicing Agreement dated as of September 28, 2006, as amended by the First Amendment dated March 4, 2008 (collectively, the “Servicing Agreement”), which sets forth the terms for the servicing of student loans owned by SPEs and serviced by the Servicer; and

WHEREAS, FMC has requested Serviver to increase correspondence with co-borrowers on a portfolio of loans which are guaranteed by The Education Resources Institute (“TERI”), and are either owned by an SPE or SPV, or owned by a lender who has an agreement to sell said Student Loans to an SPE or SPV (the “TERI Portfolio”).

WHEREAS, FMC and Servicer executed a Statement of Work on March 20, 2008, to create the functionality necessary for the segmentation of the TERI Portfolio.

WHEREAS, FMC has agreed to pay for the additional correspondence to be made pursuant to the guidelines established by FMC, whereby co-borrowers on loans held in the TERI Portfolio would now receive up to three additional pieces of correspondence;

WHEREAS, Servicer and FMC now wish to amend certain provisions contained in the Agreement; and

WHEREAS, Servicer and FMC otherwise wish to retain all terms and provisions in the Agreement and to continue to exercise their rights and fulfill their duties thereunder.

NOW THEREFORE, in consideration of the mutual covenants contained herein and other valuable consideration, and intending to be legally bound, the parties agree as follows:

1.                                       Borrower Correspondence.  The following is added as a second paragraph of Section 4.12 of the Servicing Agreement:

“FMC and Servicer have instituted the functionality to identify specific TERI-guaranteed loans with criteria established by FMC, which will increase correspondence to the co-borrowers for these loans.  This functionality was created pursuant to a Statement of Work, dated March 20, 2008, which is attached as Exhibit D to this Agreement, and is incorporated herein.”

2.                                       Segmentation Correspondence Fee.  New item 17 is hereby added to Miscellaneous Fees, Section VI of the Fee Schedule, as follows:

“17. Segmentation Correspondence Fee:	$[**] per correspondence, for all lenders”

3.                                       Rescission of the First Amendment. The First Amendment executed by FMC and Servicer on March 4, 2008, is hereby rescinded ab initio.

4.                                       Full Force and Effect. As amended herein, the Servicing Agreement remains in full force and effect.

5.                                       Counterparts. This Second Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the month, day and the year first-above written.

PENNSYLVANIA HIGHER EDUCATION ASSISTANCE AGENCY		THE FIRST MARBLEHEAD CORPORATION

/s/ James L. Preston		/s/ David Lubets
James L. Preston		David Lubets
President and CEO		Managing Director
Date:	2/10/09	Date:	1/28/09

Approved as to form and legality:

/s/ Jason L. Swartley
PHEAA Legal Counsel

/s/ Robert A. Mulle
Deputy Attorney General

Execution Version

THIRD AMENDMENT TO THE

AMENDED AND RESTATED

 PRIVATE STUDENT LOAN SERVICING AGREEMENT

BETWEEN

PENNSYLVANIA HIGHER EDUCATION ASSISTANCE AGENCY

AND

THE FIRST MARBLEHEAD CORPORATION

THIS THIRD AMENDMENT is made as of this 30th day of April, 2008, by and between Pennsylvania Higher Education Assistance Agency, a public corporation and governmental instrumentality organized under the laws of the Commonwealth of Pennsylvania, having an address at 1200 North Seventh Street, Harrisburg, Pennsylvania, 17102 (“Servicer”), and The First Marblehead Corporation, having an address at 800 Boylston Street, 34th Floor, Boston, Massachusetts 02199 (“FMC”). Capitalized terms used herein without definition have the meanings assigned to them in the Servicing Agreement (as defined below).

RECITALS

WHEREAS, the Servicing Agreement adopts Servicing Guidelines for loans owned by FMC or any Permitted Assignee (including any Special Purpose Entity) that purchases such Student Loans or any interest therein from a Program Lender or from another Permitted Assignee in a Securitization Transaction; and

WHEREAS,  FMC, First Marblehead Data Services, Inc. (“FMDS”), as administrator for the Permitted Assignees, SPV, and Special Purpose Entities holding Student Loans, and Servicer desire to clarify the servicing requirements for loans that have been outsourced to NCO Financial System, Inc. (“NCO”) for collections activities; and

WHEREAS, the intent of this Amendment is to assure Servicer will not be held responsible for any violation of the Servicing Guidelines that may occur while the Student Loan was outsourced to NCO.

NOW THEREFORE, in consideration of the mutual covenants contained herein and other valuable consideration, and intending to be legally bound, the parties agree as follows:

1.                                       Definitions.  The following new definitions are hereby added to the Servicing Agreement to read as follows:

“NCO” means NCO Financial System, Inc.

2.                                       Due Diligence Activities. The following Section 4.21 is hereby added to the Servicing Agreement as follows:

“4.21                     The parties acknowledge and agree that due diligence and skip tracing activities contemplated by the Delinquency and Default and Skip Tracing sections of the Servicing Guidelines, as amended (the “Delinquency Guidelines”) during the 31st through 60th day of delinquency (the “Subject Delinquency Period”) for Student Loans owned by a Special Purpose Entity or SPV shall be performed by NCO and not by Servicer (each such loan, for that 30-day time period, and for the purpose of due diligence activities only, an “NCO Outsourced Loan”). More specifically:

a.               For any NCO Outsourced Loan, Servicer shall not be responsible for performing the Delinquency Guidelines for the Subject Delinquency Period.

b.              For any Student Loan not outsourced to NCO, Servicer will be responsible for delinquency servicing and skip tracing requirement for loans 31-60 days delinquent.

c.               Servicer shall maintain responsibility for filing for pre-claims assistance in accordance with the Servicing Guidelines, with the information that exists on the Servicer’s system as of day 60.

d.              For any NCO Outsourced Loan, Servicer will not be responsible for initiating skip-tracing activities during the Subject Delinquency Period.  Servicer shall update contact information within its system, if in the normal course of business Servicer or NCO obtains or receives new contact information.

e.               For any NCO Outsourced Loan, Servicer will remain responsible for all loan servicing activities other than the Delinquency Guidelines, including but not limited to, the processing of deferments, forbearance, and MGRS forms, general correspondence, and borrower payments.

f.                 For rolling delinquent accounts, i.e., NCO Outsourced Loans which have Borrower payments applied that result in the account falling into the prior delinquency bucket or being brought current, Servicer will follow the Servicing Guidelines, which state that in the event of a rolling account, the servicer will resume scheduled delinquency servicing activities at the point in which the delinquency rolls into the previous delinquency bucket.  Servicer will not be required to make up missed due diligence activities in the bucket the delinquency rolls into if the day delinquent in which the servicing resumes is after the first scheduled activity.

g.              Servicer shall remain responsible for the reporting of loan information to the credit bureaus for all Student Loans in compliance with the Servicing Guidelines, with the information that exists on the Servicer’s system as of the day of reporting.

h.              For any NCO Outsourced Loan for which the Guarantor assesses a servicing penalty at time of claim payment, Servicer shall not be held responsible for any portion of the penalty that relates to the performance or non-performance by NCO of the Delinquency Guidelines during the Subject Delinquency Period.  FMC will be responsible for payment to Loan Owner for any servicing penalty assessed by the Guarantor due to NCO’s servicing.

i.                  For any NCO Outsourced Loan for which the Guarantor rejects the claim due to three or more servicing violations, Servicer shall not be held responsible for any portion of the penalties that relate to the performance or non-performance by NCO of the Delinquency Guidelines during the Subject Delinquency Period.  Servicer will provide cure servicing to any loans for which the claim was rejected where at least one of the servicing violations was due to the performance or non-performance of Servicer.  Servicer may provide cure servicing to any loans for which the claim was rejected where at least none of the servicing violations was due to the performance or non-performance of Servicer.

3.                                       Full Force and Effect. As amended herein and as previously amended, the Servicing Agreement remains in full force and effect.

4.                                       Counterparts. This First Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the month, day and the year first-above written.

PENNSYLVANIA HIGHER EDUCATION ASSISTANCE AGENCY			THE FIRST MARBLEHEAD CORPORATION

/s/ James L. Preston			/s/ Anne P. Bowen
James L. Preston			Anne P. Bowen
President and CEO			Executive Vice President
April 30, 2008			April 30, 2008

Approved as to form and legality:

/s/ Jason L. Swartley
PHEAA Legal Counsel

/s/ Robert a. Mulle 10/10/08
Deputy Attorney General

ACKNOWLEDGED AND AGREED:

FIRST MARBLEHEAD DATA SERVICES, As Administrator for the Owner

By:	Rosalyn Bonaventure

By:	/s/ Rosalyn Bonaventure
	Name:	Rosalyn Bonaventure
	Title:	President

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Execution Copy

FOURTH AMENDMENT TO THE

AMENDED AND RESTATED

PRIVATE STUDENT LOAN SERVICING AGREEMENT

BETWEEN

PENNSYLVANIA HIGHER EDUCATION ASSISTANCE AGENCY

AND

THE FIRST MARBLEHEAD CORPORATION

THIS FOURTH AMENDMENT is made as of this 21 day of January, 2009 (the “Fourth Amendment”), by and between Pennsylvania Higher Education Assistance Agency, a public corporation and governmental instrumentality organized under the laws of the Commonwealth of Pennsylvania, having an address at 1200 North Seventh Street, Harrisburg, Pennsylvania, 17102 (“Servicer”), and The First Marblehead Corporation, having an address at 800 Boylston Street, 34th Floor, Boston, Massachusetts 02199 (“FMC”). Capitalized terms used herein without definition have the meanings assigned to them in the Servicing Agreement (as defined below), as amended.

RECITALS

WHEREAS, the parties entered into that certain Amended and Restated Private Student Loan Servicing Agreement dated September 28, 2006 (the “Servicing Agreement”);

WHEREAS,  the parties entered into that certain Third Amendment to Servicing Agreement dated April 30, 2008 to outsource certain due diligence services from Servicer to NCO Financial System, Inc. (“NCO”), as set forth therein; and

WHEREAS, the parties desire to expand the services provided by NCO as set forth herein.

NOW THEREFORE, in consideration of the mutual covenants contained herein and other valuable consideration, and intending to be legally bound, the parties agree as follows:

1.                                       Due Diligence Activities. The parties hereby amend and restate Section 4.21 of the Agreement by deleting it in its entirety and inserting the following in place thereof and in substitution therefor:

“4.21                     The parties acknowledge and agree that the activities contemplated by the Delinquency and Default and Skip Tracing sections of the Servicing Guidelines, as amended (the “Delinquency Guidelines”) during the 31st through 120th day of delinquency (the “Subject Delinquency Period”) for Student Loans owned by a Special Purpose Entity (“SPE”) or SPV shall be performed by NCO and not by Servicer (each such loan, for that 90-day time period, and for the purpose of due diligence activities only, an “NCO Outsourced Loan”), unless otherwise agreed by the parties. More specifically:

a.               For any NCO Outsourced Loan, Servicer shall not be responsible for performing the Delinquency Guidelines for the Subject Delinquency Period.

b.              For any Student Loan not outsourced to NCO, Servicer will be responsible for delinquency servicing and skip tracing requirement for loans 31-60 days delinquent.

c.               Servicer shall maintain responsibility for filing for pre-claims assistance in accordance with the Servicing Guidelines (except as modified by written instruction from FMC and the SPEs), with the information that exists on the Servicer’s system as of day 60.

d.              For any NCO Outsourced Loan, Servicer will not be responsible for initiating skip-tracing activities during the Subject Delinquency Period.  Servicer shall update contact information within its system, if in the normal course of business Servicer or NCO obtains or receives new contact information.

e.               For any NCO Outsourced Loan, Servicer will remain responsible for all loan servicing activities other than the Delinquency Guidelines, including but not limited to, the processing of deferments, forbearance, and MGRS forms, general correspondence, and borrower payments.

f.                 For rolling delinquent accounts, i.e., NCO Outsourced Loans which have Borrower payments applied that result in the account falling into the prior delinquency bucket or being brought current, Servicer will follow the Servicing Guidelines, which state that in the event of a rolling account, the servicer will resume scheduled delinquency servicing activities at the point in which the delinquency rolls into the next delinquency bucket.  Servicer will not be required to make up missed due diligence activities in the bucket the delinquency rolls into if the day delinquent on which the servicing resumes is after the first scheduled activity.

g.              Servicer shall remain responsible for the reporting of loan information to the credit bureaus for all Student Loans in compliance with the Servicing Guidelines, with the information that exists on the Servicer’s system as of the day of reporting.

h.              For any NCO Outsourced Loan for which the Guarantor assesses a servicing penalty at time of claim payment, Servicer shall not be held responsible for any portion of the penalty that relates to the performance or non-performance by NCO of the Delinquency Guidelines during the Subject Delinquency Period.  FMC will be responsible for payment to Loan Owner for any servicing penalty assessed by the Guarantor due to NCO’s servicing.

i.                  For any NCO Outsourced Loan for which the Guarantor rejects the claim due to three or more servicing violations, Servicer shall not be held responsible for any portion of the penalties that relate to the performance or non-performance by NCO of the Delinquency Guidelines during the Subject Delinquency Period.  Servicer will provide cure servicing to any loans for which the claim was rejected where at least one of the servicing violations was due to the performance or non-performance of Servicer.  Servicer may provide cure servicing to any loans for which the claim was rejected where at least none of the servicing violations was due to the performance or non-performance of Servicer.

j.                  For all Student Loans, Servicer shall remain responsible for sending Final Demand letters at the 120th day of delinquency to both the Borrower and Cosigner, if any.”

k.               In all situations where NCO performed or performs activities which include procedures not in compliance with the Remote Access, Confidentiality and Indemnification Agreement, and such activities have an impact on Servicer’s due diligence obligations or cause incorrect information to exist on Servicer’s system, FMC, the SPEs and/or SPVs waive any and all servicing violations that may result.

3.                                       Section IV of Exhibit C “Service Level Agreements” is hereby amended by deleting the first two bullets referencing “Collection Contacts” and “Promise to Pay”, thereby leaving only the “Skip-Trace” bullet in that Section.

4.                                       Full Force and Effect. As amended herein and as previously amended, the Servicing Agreement remains in full force and effect.

5.                                       Counterparts. This Fourth Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the month, day and the year first-above written.

PENNSYLVANIA HIGHER EDUCATION ASSISTANCE AGENCY		THE FIRST MARBLEHEAD CORPORATION

/s/ James L. Preston		/s/ Michael Plunkett
Name:	James L. Preston	Name:	Michael Plunkett
Title:	President and CEO	Title:	Managing Director
Date:	12/10/08	Date:	8 Dec 08

Approved as to form and legality:

/s/ Jason L. Swartley
PHEAA General Counsel

/s/ Robert A. Mulle
Deputy Attorney General

ACKNOWLEDGED AND AGREED:

FIRST MARBLEHEAD DATA SERVICES, As Administrator for the Owner

By:	Rosalyn Bonaventure

By:	/s/ Rosalyn Bonaventure
Name: Rosalyn Bonaventure
Title: President

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